                                                                  Exhibit 10.26


               SECOND AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


      THIS SECOND AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT, dated this 20th day of December, 1996 (this "Agreement"), is entered into by and among (i) LEUKOSITE, INC., a Delaware corporation (the "Corporation"), (ii) those stockholders of the Corporation listed on Schedule 1 hereto under the caption "Holders of Series A Convertible Preferred Stock" (hereinafter referred to, collectively, as the "Series A Investors"), (iii) those stockholders of the Corporation listed on Schedule 1 hereto under the caption "Holders of Series B Convertible Preferred Stock" (hereinafter referred to, collectively, as the "Series B Investors"), (iv) those stockholders of the Corporation listed on
Schedule 1 hereto under the caption "Holders of Series D Convertible Preferred Stock" (hereinafter referred to, collectively, as the "Series D Investors"), (v) those stockholders of the Corporation listed on Schedule 1 hereto under the caption "Holders of Series F Convertible Preferred Stock" (hereinafter referred to, collectively, as the "Series F Investors"), (vi) those stockholders of the Corporation listed on Schedule 1 hereto under the caption "Holders of Series G Convertible Preferred Stock" (hereinafter referred to, collectively, as the "Series G Initial Investors"), (vii) each person who shall, subsequent to the date hereof, join in and become a party to this Agreement pursuant to, and in accordance with, all of the provisions of Section 7 hereof (collectively, the "Series G Additional Investors") (the Series G Initial Investors and the Series G Additional Investors being referred to herein, collectively, as the "Series G Investors"), (viii) Dr. Timothy Springer (the "Scientific Founder"), (ix) Jeane Ungerleider Springer and (x) George Fishman, Trustee of The Springer Family Trust (the "Trust") (the Scientific Founder, Jeane Ungerleider Springer and the Trust being hereinafter referred to, collectively, as the "Founders").

                               W I T N E S S E T H

      WHEREAS, the Corporation, the Series A Investors, the Series B Investors, the Series D Investors, the Series F Investors and the Founders are parties to that certain Amended and Restated Stockholders' Agreement, dated February 29, 1996, as heretofore amended (the "Stockholders' Agreement");

      WHEREAS, the Corporation and the Series G Investors are parties to a Securities Purchase Agreement, dated the date hereof (as amended and in effect from time to time, the "Series G Securities Purchase Agreement"), pursuant to which the Corporation has agreed to sell to the Series G Investors up to 4,285,715 shares of the Corporation's Series G Convertible Preferred Stock, par value $.0001 per share, and to issue to the Series G Investors warrants exercisable for shares of the Corporation's Common Stock, par value $.0001 per share;
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                                      -2-


      WHEREAS, the Series G Securities Purchase Agreement provides that it is a condition precedent to the closing of the transactions contemplated thereunder that the parties hereto execute and deliver this Agreement; and

      WHEREAS, the Corporation, the Series A Investors, the Series B Investors, the Series D Investors, the Series F Investors, the Series G Investors and the Founders desire to amend and restate the Stockholders' Agreement in the manner provided below.

      NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and undertakings of the Corporation and of the Series A Investors, the Series B Investors, the Series D Investors, the Series F Investors and the Series G Investors hereunder, the parties hereto do hereby agree as follows:

      SECTION 1. Definitions. As used herein, the following terms shall have the following respective meanings:

      Additional Warner Common Shares shall mean any shares of Common Stock issued or issuable pursuant to the Series C Stock Purchase Agreement, the Series E Stock Purchase Agreement and/or either of the Warner Agreements.

      Additional Warner Preferred Shares shall mean any shares of any class or series of Preferred Stock issued or issuable pursuant to either of the Warner Agreements.

      Affiliate shall have the meaning set forth in Rule 405 promulgated under the Securities Act.

      Board shall mean the Board of Directors of the Corporation.

      Budget shall have the meaning set forth in Section 2.8 hereof.

      Certificate shall mean the Restated Certificate of Incorporation of the Corporation.

      Commission shall mean the U.S. Securities and Exchange Commission.

      Common Stock shall mean the Common Stock, par value $.0001 per share, of the Corporation.

      Environmental Laws shall mean all applicable federal, state and local laws, ordinances, rules and regulations that regulate, fix liability for, or otherwise relate to, the handling, use (including use in industrial processes, in construction, as building materials, or otherwise), storage and disposal of hazardous and toxic wastes and substances, and to the discharge, leakage, presence, migration, threatened release or release (whether by disposal, a discharge into any water source or system or into the air, or otherwise) of any pollutant or effluent. Without limiting the preceding sentence, the term "Environmental Laws" shall specifically include the following federal and state laws, as amended:

                                     FEDERAL

Comprehensive Environmental Response,
Compensation and Liability Act of 1980, 42 U.S.C. 9601 et. seq.;

Resource Conservation and Recovery Act of
1976, 42 U.S.C. 6901 et. seq.;

Federal Water Pollution Control Act, 33
U.S.C.1251 et. seq.; and

Clean Air Act, 42 U.S.C. 7401 et.seq.


                                      STATE

                      MASSACHUSETTS ENVIRONMENTAL STATUTES

Massachusetts Clean Waters Act, Mass. Gen. L. Ch. 21, Section 26, et. seq., and regulations thereto;

Massachusetts Solid Waste Disposal Laws, Mass. Gen. L. Ch. 16, Section 18, et. seq., and Ch. 111, Section 105A, and regulations thereto;

Massachusetts Oil and Hazardous Materials Release Prevention and Response Act, Mass. Gen. L., Ch. 21E, Section 1, et. seq., and regulations thereto;

Massachusetts Solid Waste Facilities Law, Mass. Gen. L., Ch. 21H, Section 1, et. seq., and regulations thereto;

Massachusetts Toxic Use Reduction Act, Mass.
Gen. L., Ch. 21I, Section 1, et. seq., and regulations thereto;

Massachusetts Litter Control Laws, Mass. Gen.
L., Ch. 111, Section 150A, et seq., and regulations thereto;

Massachusetts Wetlands Protection Laws, Mass. Gen. L., Ch. 130, Section 105, et. seq., and regulations thereto;
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                                      -4-


Massachusetts Environmental Air Pollution Control Law, Mass. Gen. L., Ch. 101, Section 2B, et seq., and regulations thereto;

Massachusetts Environmental Policy Act, Mass. Gen. L. 30, Section 61, et. seq., and regulations thereto; and

Massachusetts Hazardous Waste Laws, Mass. Gen. L. Ch. 21C, Section 1, et seq., and regulations thereto.

      Equity Percentage shall mean, as to any Investor or any of the Founders, that percentage figure which expresses the ratio that (a) the number of shares of outstanding Common Stock then owned by such Investor or such Founder bears to
(b) the aggregate number of shares of Common Stock then issued and outstanding. For purposes solely of the computation set forth in clauses (a) and (b) above, all outstanding securities held by the Investors or the Founders that are convertible into or exercisable or exchangeable for shares of Common Stock (including, without limitation, any issued or issuable shares of Preferred Stock) or for any such convertible, exercisable or exchangeable securities, shall be treated as having been so converted, exercised or exchanged at the rate at which such securities are convertible, exercisable or exchangeable for shares of Common Stock in effect at the time in question (which, for purposes of Section 2.3 of this Agreement, shall be at the time of delivery by the Corporation of the notice of the Offer contemplated by Section 2.3(b)), whether or not such securities are at such time immediately convertible, exercisable or exchangeable.

      Equity Percentage Securities shall have the meaning set forth in Section 2.3(a) hereof.

      Exchange Act shall mean the Securities Exchange Act of 1934, as amended.

      Exchange Act Registration Statement shall have the meaning set forth in
Section 2.5 hereof.

      Excess Securities shall have the meaning set forth Section 2.3(d) hereof.

      Excluded Forms shall have the meaning given such term in Section 3.5 hereof.

      Excluded Securities shall mean, collectively:

            (i) Investment Shares;

            (ii) the Reserved Shares;
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                                      -5-


            (iii) the Series C Preferred Shares, the Series E Preferred Shares and the Additional Warner Preferred Shares;

            (iv) the Additional Warner Common Shares and the shares of Common Stock issued or issuable upon conversion of the Series C Preferred Shares, the Series E Preferred Shares and/or the Additional Warner Preferred Shares;

            (v) Common Stock issued or issuable to officers, directors or employees of or consultants or independent contractors to the Corporation: (A) pursuant to any written agreement, plan or arrangement, to purchase, or rights to subscribe for, such Common Stock, that has been approved in form and in substance by the holders of a majority of the combined voting power of the Series A Preferred Shares, the Series B Preferred Shares, the Series D Preferred Shares, the Series F Preferred Shares and the Series G Preferred Shares then outstanding, voting together as one class (which voting power shall be determined, in the case of the Series A Preferred Shares, in accordance with Section A.6(a) of Article III of the Certificate, in the case of the Series B Preferred Shares, in accordance with Section B.6(a) of Article III of the Certificate, in the case of the Series D Preferred Shares, in accordance with Section D.6(a) of Article III of the Certificate, in the case of the Series F Preferred Shares, in accordance with Section F.6(a) of Article III of the Certificate and in the case of the Series G Preferred Shares, in accordance with Section G.6(a) of Article III of the Certificate, and in each case, by including any outstanding Restricted Shares held by such holders), and which, as a condition precedent to the issuance of such shares, provides for the vesting of such shares and subjects such shares to restrictions on transfers and rights of first offer in favor of the Corporation; (B) pursuant to the agreements that are listed on Schedule 4.2 to the Series G Securities Purchase Agreement; or (C) upon exercise of any and all stock options referred to in Subsection (vi) below; provided, however, that the maximum number of shares of Common Stock heretofore or hereafter issuable pursuant to the 1993 Stock Option Plan and all such agreements, plans and arrangements described in the foregoing clause (B) shall not exceed 3,916,970 shares (subject to adjustment as required to comply with any anti-dilution rights set forth in any such agreement, plan or arrangement)

            (vi) any and all stock options granted from time to time pursuant to the 1993 Stock Option Plan or pursuant to any other stock option plan of the Corporation adopted and approved in accordance with Sections A.6(d), B.6(c), D.6(c), F.6(c) and G.6(c) of the Restated Certificate;

            (vii) Common Stock issued as a stock dividend, or capital stock of any class issuable upon any stock split, subdivision, recombination or reverse stock split of all the outstanding shares of such class of capital stock of the Corporation;
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                                      -6-


            (viii) any securities issued or issuable in connection with any strategic alliance or joint venture or pursuant to the acquisition by the Corporation of any other corporation, partnership, joint venture, trust, other entity, business or property, or of any interest in any of the foregoing, in each case if approved by the holders of a majority of the combined voting power of the Series A Preferred Shares, the Series B Preferred Shares, the Series D Preferred Shares, the Series F Preferred Shares and the Series G Preferred Shares then outstanding, voting together as one class (which voting power shall be determined, in the case of the Series A Preferred Shares, in accordance with Section A.6(a) of Article III of the Certificate, in the case of the Series B Preferred Shares, in accordance with Section B.6(a) of Article III of the Certificate, in the case of the Series D Preferred Shares, in accordance with Section D.6(a) of Article III of the Certificate, in the case of the Series F Preferred Shares, in accordance with Section F.6(a) of Article III of the Certificate and in the case of the Series G Preferred Shares, in accordance with Section G.6(a) of Article III of the Certificate, and in each case, by including any outstanding Restricted Shares held by such holders);

            (ix) options to purchase up to 135,000 shares of Series A Preferred Stock (subject to adjustment as required to comply with any anti-dilution rights granted in connection with such options) granted to Dr. William A. Haseltine, the shares of Series A Preferred Stock issued or issuable upon exercise of such options and the shares of Common Stock issued or issuable upon conversion of such shares of Series A Preferred Stock;

            (x) warrants to purchase up to 210,000 shares of Series A Preferred Stock granted to Comdisco, Inc., any and all shares of Series A Preferred Stock issued or issuable upon exercise of such warrants and any and all shares of Common Stock issued or issuable upon conversion of such shares of Series A Preferred Stock; or

            (xi) the Series G Warrants, any and all shares of Common Stock and/or other capital stock issued or issuable upon exercise of the Series G Warrants.

      Founders shall mean, collectively, Dr. Timothy Springer, Ms. Jeane Ungerleider Springer and The Springer Family Trust.

      Founder Shares means (i) those shares of Common Stock issued by the Corporation to each of the Founders upon conversion of all shares of Series A Common Stock (as defined in the Founders Stock Restriction Agreement) issued to such Founder pursuant to the Founders Stock Restriction Agreement and (ii) all shares of Common Stock issued in respect thereof by way of stock splits, stock dividends, stock combinations, recapitalizations or like occurrences.

      Founders Stock Restriction Agreement means the Stock Restriction Agreement, dated November 5, 1993, among the Corporation, the Series A Investors and the Founders, as amended by the First Amendment to Stock Restriction Agreement, dated September 13, 1994, among the Corporation, the Series A Investors, the Series B Investors and the Founders, and the Second Amendment to Stock Restriction Agreement, dated September 12, 1995, among the Corporation, the Series A Investors, the Series B Investors, the Series D Investors and the Founders.

      Group shall mean: (i) as to an Investor that is a limited partnership: (A) any and all of the venture capital limited partnerships now existing or hereafter formed that are affiliated with or under common control with one or more of the general partners of such Investor or one or more general partners of the general partner of such Investor and any predecessor or successor thereto,
(B) any limited partner of such Investor, (C) in the case of HCV III or HCV IV, the HCV Group; (ii) in the case of Everest Trust, any grantor or beneficiary thereof, or any other trust, corporate entity, or partnership under common control with Everest Trust for which Rho Management Company, Inc. acts as investment adviser; (iii) in the case of Hudson Trust, any grantor or beneficiary thereof, or any other trust, corporate entity, or partnership under common control with Hudson Trust for which Pyrenees Management Co., Inc. acts as investment adviser; (iv) as to IS Partners, L.P., any person or entity for whom or which the Clark Estates, Inc. is acting as an administrative agent in connection with any investment; (v) as to Schroder L.P. I, Schroder L.P. II, Schroder Trust, Schroders Incorporated, and Schroder Venture Managers, any member of the Schroder Group; and (vi) as to any Investor, any other Investor.

      Hazardous Materials shall include, without limitation, any flammable explosives, petroleum products, petroleum byproducts, radioactive materials, hazardous wastes, hazardous substances, toxic substances or other similar materials regulated by Environmental Laws.

      HCV Group shall mean, collectively, (i) HCV I, (ii) HCV II, (iii) HCV III,
(iv) HCV IV, (v) any venture capital limited partnership now existing or hereafter formed which is affiliated with or under common control with one or more general partners of any general partner of HCV III or HCV IV (including, without limitation, HCV I and HCV II) (an "HCV Fund"); (vi) any limited partners or affiliates of HCV I, HCV II, HCV III, HCV IV or any other HCV Fund; and (vii) any successors or assigns of any of the foregoing persons.

      HCV I shall mean HealthCare Ventures I, L.P., a Delaware limited partnership, including any successor thereto or any assignee of the interest, in whole or in part, of HCV I under this Agreement.

      HCV II shall mean HealthCare Ventures II, L.P., a Delaware limited partnership, including any successor thereto or any assignee of the interest, in whole or in part, of HCV II under this Agreement.

      HCV III shall mean HealthCare Ventures III, L.P., a Delaware Limited partnership, including any successor thereto or any assignee of the interest, in whole or in part, of HCV III under this Agreement.

      HCV IV shall mean HealthCare Ventures IV, L.P., a Delaware limited partnership, including any successor thereto or any assignee of the interest, in whole or in part, of HCV IV under this Agreement.

      Investment Shares shall collectively mean the issued and outstanding Preferred Shares and the issued and outstanding shares of Common Stock issued upon conversion of any of the Preferred Shares.

      Investors shall mean, collectively, the Series A Investors, the Series B Investors, the Series D Investors, the Series F Investors and the Series G Investors, severally, but not jointly and severally; and Investor shall mean any one of the Series A Investors, Series B Investors, Series D Investors, Series F Investors or Series G Investors.

      Notice of Acceptance shall have the meaning set in Section 2.3(c) hereof.

      Offer shall have the meaning set forth in Section 2.3(b) hereof.

      Offered Securities shall mean, except for the Excluded Securities, (i) any shares of Common Stock, Preferred Stock or any other equity security of the Corporation, (ii) any debt security or capitalized lease having, in either case, an equity feature with respect to the Corporation, or (iii) any option, warrant or other right to subscribe for, purchase or otherwise acquire any such equity security, debt security or capitalized lease.

      Other Shares shall have the meaning set forth in Section 3.5(e) hereof.

      Preferred Shares shall mean, collectively, the Series A Preferred Shares, the Series B Preferred Shares, the Series D Preferred Shares, the Series F Preferred Shares and the Series G Preferred Shares.

      Preferred Stock shall mean the Preferred Stock, par value $.0001 per share, of the Corporation, including, without limitation, the Series A Preferred Stock, the Series B Preferred Stock, the Series D Preferred Stock, the Series F Preferred Stock and the Series G Preferred Stock.

      Preferred Stockholders shall mean, collectively, all holders of shares of Preferred Stock of the Corporation.

      Property shall include, without limitation, land, buildings and laboratory facilities owned or leased by the corporation or as to which the Corporation now has any duties, responsibilities (for clean-up, remedy or otherwise) or liabilities under any Environmental Laws, or as to which the Corporation or any subsidiary of the Corporation may have such duties, responsibilities or liabilities because of past acts or omissions of the Corporation or any such subsidiary or their predecessors, or because the Corporation or any such subsidiary or their processors in the past was such an owner or operator of, or bore some other relationship with, such land, buildings and/or laboratory facilities.

      Refused Securities shall have the meaning set forth in Section 2.3(f) hereof.

      Reserved Shares shall collectively mean the shares of Common Stock reserved by the Corporation for issuance upon the conversion of the Preferred Shares.

      Restricted Securities shall mean any of the Preferred Shares and the Common Stock issued or issuable upon the conversion of the Preferred Shares, and any other shares of Preferred Stock which may be issued hereafter to any Investor or any member of its Group, and the Common Stock issued or issuable upon conversion of such Preferred Stock, in each case to the extent not previously sold (a) in connection with an effective registration statement filed pursuant to the Securities Act, or (b) pursuant to Rule 144 or Rule 144A promulgated by the Commission under the Securities Act.

      Restricted Shares shall mean the shares of Common Stock issued or issuable upon the conversion or exchange of the Restricted Securities or otherwise constituting a portion of the Restricted Securities and all shares of Common Stock issued or issuable in respect thereof by way of stock splits, stock dividends, stock combinations, recapitalizations, or like occurrences.

      Schroder Group shall mean, collectively, (i) Schroder L.P. 1; (ii) Schroder L.P. 2; (iii) Schroder Trust; (iv) Schroders Incorporated; (v) Schroder Venture Managers; (vi) any venture capital limited partnership now existing or hereafter formed (a "Schroder Fund") which is affiliated with or under common control with (x) one or more general partners of the general partner of Schroder L.P. 1 or Schroder L.P. 2, or (y) Schroder Trust, Schroders Incorporated or Schroder Venture Managers; (vii) any limited partners, stockholders or affiliates of Schroder L.P. 1, Schroder L.P. 2, Schroder Trust, Schroders Incorporated, Schroder Venture Managers or any other Schroder Fund; and (viii) any successor or assignor of any of the foregoing persons.

      Schroder L.P. 1 shall mean Schroder Ventures International Life Sciences Fund L.P. 1, a Delaware limited partnership, including any successor thereto or any assignee of the interest, in whole or in part, of Schroder L.P. 1 under this Agreement.

      Schroder L.P. 2 shall mean Schroder Ventures International Life Sciences Fund L.P. 2, a Delaware limited partnership, including any successor thereto or any assignee of the interest, in whole or in part, of Schroder L.P. 2 under this Agreement.

      Schroder Trust shall mean Schroder Ventures International Life Sciences Trust, a Bermudan unit trust, including any successor thereto or any assignee of the interest, in whole or in part, of Schroder Trust under this Agreement.

      Schroder Venture Managers shall mean Schroder Venture Managers Limited, a Bermuda corporation acting in its capacity as investment manager for the Schroder Ventures International Life Sciences Fund Co-Investment Scheme, including any successor thereto or any assignee of the interest, in whole or in part, of Schroder Venture Managers, in its capacity as investment manager, under this Agreement.

      Schroders Incorporated shall mean Schroders Incorporated, a Delaware corporation, including any successor thereto or any assignee of the interest, in whole or in part, of Schroders Incorporated under this Agreement.

      Scientific Founder shall mean Dr. Timothy Springer.

      Securities Act shall mean the Securities Act of 1933, as amended.

      Series A Investors shall mean those stockholders of the Corporation listed on Schedule 1 hereto under the caption "Holders of Series A Convertible Preferred Stock."

      Series A Preferred Shares shall mean shares of Series A Preferred Stock issued pursuant to the Series A Stock Purchase Agreement.

      Series A Preferred Stock shall mean the Series A Convertible Preferred Stock, par value $.0001 per share, of the Corporation.

      Series A Stock Purchase Agreement shall mean the Convertible Preferred Stock Purchase Agreement, dated November 5, 1993, among the Corporation and the Series A Investors, as amended by that certain Waiver, Consent and Modification Agreement, dated June 9, 1994, among the Corporation and the Series A Investors.

      Series B Investors shall mean those stockholders of the Corporation listed on Schedule 1 hereto under the caption "Holders of Series B Convertible Preferred Stock."

      Series B Preferred Shares shall mean shares of Series B Preferred Stock issued pursuant to the Series B Stock Purchase Agreement.

      Series B Preferred Stock shall mean the Series B Convertible Preferred Stock, par value $.0001 per share, of the Corporation.

      Series B Stock Purchase Agreement shall mean the Series B Convertible Preferred Stock Purchase Agreement, dated September 13, 1994, among the Corporation and the Series B Investors.

      Series C Preferred Shares shall mean shares of Series C Preferred Stock issued pursuant to the Series C Stock Purchase Agreement.

      Series C Preferred Stock shall mean the Series C Convertible Preferred Stock, par value $.0001 per share, of the Corporation.

      Series C Stock Purchase Agreement shall mean that certain Series C Convertible Preferred Stock Purchase Agreement, dated as of November 8, 1994, by and between the Corporation and Warner-Lambert Company, as amended from time to time.

      Series D Investors shall mean those stockholders of the Corporation listed on Schedule 1 hereto under the caption "Holders of Series D Convertible Preferred Stock."

      Series D Preferred Shares shall mean shares of Series D Preferred Stock issued pursuant to the Series D Stock Purchase Agreement.

      Series D Preferred Stock shall mean the Series D Convertible Preferred Stock, par value $.0001 per share, of the Corporation.

      Series D Stock Purchase Agreement shall mean the Series D Convertible Preferred Stock Purchase Agreement, dated September 12, 1995, among the Corporation and the Series D Investors.

      Series E Preferred Shares shall mean shares of Series E Preferred Stock issued or issuable pursuant to the Series E Stock Purchase Agreement.

      Series E Preferred Stock shall mean the Series E Convertible Preferred Stock, par value $.0001 per share, of the Corporation.

      Series E Stock Purchase Agreement shall man that certain Series E Convertible Preferred Stock Purchase Agreement, dated as of January 3, 1996, by and between the Corporation and Warner-Lambert Company, as amended from time to time.

      Series F Investors shall mean those stockholders of the Corporation listed on Schedule 1 hereto under the caption "Holders of Series F Convertible Preferred Stock."

      Series F Preferred Shares shall mean shares of Series F Preferred Stock issued or issuable pursuant to the Series F Stock Purchase Agreement.

      Series F Preferred Stock shall mean the Series F Convertible Preferred Stock, par value $.0001 per share, of the Corporation.

      Series F Stock Purchase Agreement shall mean the Series F Convertible Preferred Stock Purchase Agreement, dated February 29, 1996, among the Corporation and those purchasers of Series F Preferred Shares specified therein, as amended and supplemented by that certain Modification Agreement, dated June 17, 1996, by and among the Corporation and those purchasers of Series F Preferred Shares specified therein.

      Series G Additional Investors shall mean, collectively, those Persons who, at any time and from time to time after the date hereof, purchase shares of Series G Preferred Stock pursuant to, and in accordance with, Section 3.2 of the Series G Securities Purchase Agreement.

      Series G Initial Investors shall mean those stockholders of the Corporation listed on Schedule 1 hereto under the caption "Holders of Series G Convertible Preferred Stock."

      Series G Investors shall mean, collectively, the Series G Initial Investors and the Series G Additonal Investors.

      Series G Preferred Shares shall mean shares of Series G Preferred Stock issued or issuable pursuant to the Series G Securities Purchase Agreement.

      Series G Preferred Stock shall mean the Series G Convertible Preferred Stock, par value $.0001 per share, of the Corporation.

      Series G Securities Purchase Agreement shall mean the Securities Purchase Agreement, dated December 20, 1996, among the Corporation and the Series G Investors.

      Series G Warrants shall mean warrants to purchase shares of Common Stock issued or issuable to the Series G Investors pursuant to the Series G Securities Purchase Agreement.

      Stockholders shall mean all holders of capital stock of the Corporation.

      Target Month shall have the meaning set forth in Section 2.7(a) hereof.

      30-Day Period shall have the meaning set forth in Section 2.3(b) hereof.

      Transfer shall include any disposition of any Restricted Securities or of any interest therein which would constitute a sale thereof within the meaning of the Securities Act.

      Unsold Securities shall have the meaning set forth in Section 2.3(e) hereof.

      Unsold Securities Notice shall have the meaning set forth in Section 2.3(e) hereof.

      Unsold Securities Period shall have the meaning set forth in Section 2.3(e) hereof.

      Warner Agreements shall mean, collectively, (i) that certain Research, Development and Marketing Agreement, dated as of September 30, 1994, between the Corporation and Warner-Lambert Company, as amended from time to time, and (ii) that certain Research, Development and Marketing Agreement, dated as of July 1, 1995, between the Corporation and Warner-Lambert Company, as amended from time to time.

      SECTION 2 Certain Covenants of the Corporation.

      2.1 Meetings of the Board of Directors. The Corporation shall call, and use its best efforts to have, regular meetings of the Board not less often than quarterly. The Corporation shall pay all reasonable and appropriately documented travel expenses and other out-of-pocket expenses incurred by directors who are not employed by the Corporation in connection with attendance at meetings to transact the business of the Corporation or attendance at meetings of the Board or any committee thereof.

      2.2 Reservation of Shares of Common Stock and Preferred Stock, Etc. The Corporation shall at all times have authorized and reserved out of its authorized but unissued shares of Common Stock, a sufficient number of shares of Common Stock to provide for the conversion of the Preferred Shares. Neither the issuance of the Preferred Shares nor the shares of Common Stock upon the conversion of the Preferred Shares shall be subject to a preemptive right of any other Stockholder.

      2.3 Right of First Refusal.

            (a) The Corporation shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, any Offered Securities unless in each case the Corporation shall have first offered to sell to each Investor and each Founder such Investor's and such Founder's Equity Percentage of such Offered Securities (collectively, and in the aggregate, as to all Investors and all Founders, the "Equity Percentage Securities"), on the terms set forth herein. Each Investor may, by giving written notice to the Corporation, delegate its rights and responsibilities with respect to such offer to one or more members of its Group, which members shall thereafter be deemed to be "Investors" for the purpose of applying this Section
2.3 to such offer.

            (b) The Corporation shall deliver to each Investor and each Founder written notice of the offer to sell to such Investor and such Founder its or his Equity Percentage of the Offered Securities, specifying the price and terms and conditions of the offer (the "Offer"). The Offer by its terms shall remain open and shall be irrevocable for a period of 30 days from the date of its delivery to such Investor and such Founder (the "30-Day Period"), subject to extension to include the Unsold Securities Period (as such term is hereinafter defined).

            (c) Each Investor and each Founder shall evidence its, his or her intention to accept the Offer by delivering a written notice, signed by such Investor or such Founder, as the case may be, setting forth the number of shares that such Investor or such Founder elects to purchase (the "Notice of Acceptance"), whereupon such Investor and/or such Founder, as the case may be, shall become legally obligated to purchase such number of shares at the closing referred to in Section 2.3(d) below. The Notice of Acceptance must be delivered to the Corporation prior to the end of the 30-Day Period.

            (d) If the Investors and the Founders tender their Notices of Acceptance prior to the end of the 30-Day Period indicating their intention to purchase, in the aggregate, all of the Equity Percentage Securities, then, upon and subject to the closing of the sale of the remaining portion of the Offered Securities (the "Excess Securities"), which, in addition to the Equity Percentage Securities, comprise the aggregate amount of Offered Securities, in accordance with the provisions set forth in Section 2.3(f)(i) and (ii) hereof, the Corporation shall schedule and effect a simultaneous closing of the sale of the Equity Percentage Securities. At the closing of the sale of the Equity Percentage Securities, (i) each Investor and each Founder shall purchase from the Corporation that portion of the Equity Percentage Securities for which it, he or she tendered a Notice of Acceptance, upon the terms specified in the Offer, and (ii) each Investor shall execute and deliver an agreement further restricting transfer of such Equity Percentage Securities substantially as set forth in Sections 3.1, 3.2 and 3.3 of this Agreement. In addition, with respect to the Equity Percentage Securities being purchased by the Investors, the Corporation shall provide each such Investor with the rights and benefits set forth in this Agreement, and with respect to the Equity Percentage Securities being purchased by a Founder, the Corporation shall provide such Founder with the rights and benefits set forth in Sections 3.5 through 3.10 of this Agreement. The obligation of each such Investor and each such Founder to purchase such Equity Percentage Securities is further conditioned upon the preparation of a purchase agreement embodying the terms of the Offer, which shall be reasonably satisfactory in form and substance to such Investor, such Founder, counsel for such Investor and counsel for such Founder. Notwithstanding anything in this Section 2.3(d) and Section 2.3(a) hereof to the contrary, it shall be a condition precedent to the sale of any of the Equity Percentage Securities to any member of an Investor's Group who shall not have previously become a party to this Agreement that such member of an Investor's Group shall have executed and delivered its written agreement to become bound by all of the terms and provisions of Section 5 hereof, said agreement to be in form and substance reasonably satisfaction to the Corporation and its counsel.

            (e) If any Investor or any Founder fails to exercise its, his or her right hereunder to purchase its, his or her full Equity Percentage of the Offered Securities (each, a "Nonexercising Party"), the Corporation shall so notify the other Investors and Founders, by written notice (the "Unsold Securities Notice"). The Unsold Securities Notice shall be given by the Corporation promptly after it learns of any Nonexercising Party's intention not to purchase all of its, his or her Equity Percentage of the Offered Securities, but in no event later than ten (10) days after the expiration of the 30-Day Period. Each Investor and Founder who has agreed to purchase its, his or her full Equity Percentage of the Offered Securities (each, an "Exercising Party") shall have the right to purchase all or any portion of the Equity Percentage Securities not purchased by such Nonexercising Parties (the "Unsold Securities"), on a pro rata basis (determined in accordance with its, his or her Equity Percentage without giving effect to its, his or her purchase or agreement to purchase any of the Offered Securities), by giving written notice within ten
(10) days after receipt of the Unsold Securities Notice from the Corporation. Upon the giving of such notice by the Exercising Party to the Corporation, the additional shares desired to be purchased shall be deemed added to an included in such Exercising Party's Notice of Acceptance, and such Exercising Party shall become legally obligated to purchase such additional shares upon the same terms applicable to such Exercising Party's purchase of its, his or her Equity Percentage of Offered Securities, said purchase of such additional shares by such Exercising Party to take place at, and to be subject to, a closing effected in accordance with the terms set forth in Section 2.3(f) hereof. The period during which (i) the Corporation must give the Unsold Securities Notice to the Exercising Parties, and (ii) each of the Exercising Parties has the right to give the Corporation notice of its intention to purchase all or any portion of its or his pro rata share of the Unsold Securities, is referred to as the "Unsold Securities Period".

            (f) The Corporation shall have ninety (90) days from the expiration of the 30-Day Period or the Unsold Securities Period, as the case may be, to sell all or any part of the Equity Percentage Securities refused by the Investors and the Founders (the "Refused Securities") to other persons upon terms and conditions which are in all material respects (including, without limitation, price and interest rates) no more favorable to such other persons, or no less favorable to the Corporation, than those set forth in the Offer. Upon and subject to the closing of the sale of all of the Excess Securities and all of the Refused Securities (which shall include full payment to the Corporation), the Corporation shall conduct a simultaneous closing of the sale of the Equity Percentage Securities agreed to be purchased by those Investors and/or Founders who tendered a Notice of Acceptance (including the sale of the Unsold Securities agreed to be purchased by the Exercising Parties). At such closing, (i) each of the Investors and Founders who tendered a Notice of Acceptance shall purchase from the Corporation those Offered Securities for which it tendered a Notice of Acceptance upon the terms specified in the Offer, and (ii) such Investors shall execute and deliver an agreement restricting transfer of such Offered Securities substantially as set forth in Sections 3.1, 3.2 and 3.3 of this Agreement. The Corporation agrees, as a condition precedent to accepting payment for and making delivery of any Excess Securities or Refused Securities to any executive officer, employee, consultant or independent contractor of or to the Corporation, to have each and every such person execute and deliver a stock restriction agreement substantially in the form attached hereto as Exhibit A or as otherwise modified and approved by the holders of a majority of the combined voting power of the Series A Preferred Shares, the Series B Preferred Shares, the Series D Preferred Shares, the Series F Preferred Shares and the Series G Preferred Shares then outstanding, voting together as one class (which voting power shall be determined, in the case of the Series A Preferred Shares, in accordance with Section A.6(a) of Article III of the Certificate, in the case of the Series B Preferred Shares, in accordance with Section B.6(a) of Article III of the Certificate, in the case of the Series D Preferred Shares, in accordance with Section D.6(a) of Article III of the Certificate, in the case of the Series F Preferred Shares, in accordance with Section F.6(a) of Article III of the Certificate, in the case of the Series G Preferred Shares, in accordance with Section G.6(a) of Article III of the Certificate and, in each case, by including any outstanding Restricted Shares held by such holders) (a "Stock Restriction Agreement"), to the extent such purchaser has not already executed such Stock Restriction Agreement. In addition, with respect to the Offered Securities being purchased by the Investors, the Corporation shall provide each such Investor with the rights and benefits set forth in this Agreement, and with respect to the Offered Securities being purchased by a Founder, the Corporation shall provide such Founder with the rights and benefits set forth in Sections 3.5 through 3.10 of this Agreement. The obligation of the Exercising Party to purchase such Offered Securities is further conditioned upon the preparation of a purchase agreement embodying the terms of the Offer, which shall be reasonably satisfactory in form and substance to such Exercising Party and the Exercising Party's counsel. Notwithstanding anything in this Section 2.3(f) and Section 2.3(a) hereof to the contrary, it shall be a condition precedent to the sale of any of the Equity Percentage Securities to any member of an Investor's Group who shall not have previously become a party to this Agreement that such member of an Investor's Group shall have executed and delivered its written agreement to become bound by all of the terms and provisions of this Agreement, including, without limitation, the terms and provisions of Section 5 hereof, said agreement to be in form and substance reasonably satisfactory to the Corporation and its counsel.

            (g) In each case, any Offered Securities not purchased by the Investors, the Founders or by any other person in accordance with this Section
2.3 may not be sold or otherwise disposed of until they are again offered to the Investors and the Founders under the procedures specified in Paragraphs (a),
(b), (c), (d), (e) and (f) of this Section 2.3.

            (h) Each Investor and each Founder may, by prior written consent, waive its rights under this Section 2.3. Such a waiver shall be deemed a limited waiver and shall only apply to the extent specifically set forth in the written consent of such Investor and/or Founder, as the case may be.

            (i) This Section 2.3 and the rights and obligations of the parties under this Section 2.3 shall automatically terminate upon the closing of the Corporation's initial public offering, the parties hereby agreeing that the provisions of this Section 2.3 shall not be applicable to the offer and sale of any securities of the Corporation pursuant to such initial public offering. Prior to such termination, this Section 2.3 and the rights and obligations of each Investor and Founder under this Section 2.3 shall terminate, with respect to each Investor, at such time as such Investor shall cease to own any Restricted Shares, and, with respect to each Founder, at such time as such Founder shall cease to own any Founder Shares.

      2.4 Negative Covenants.

            (a) Supermajority Approvals. The Corporation shall not merge or consolidate with or into any corporation, partnership, joint venture, trust or other entity that is a member of the HCV Group without the consent of the majority of the non-HCV Directors (as such term is defined in Section 5.1(b) below). The Corporation shall not, directly or indirectly, take any of the actions specified in Article III, Section A.6(c), clauses (ii) or (iii) without the consent of each Series A Investor.

            (b) Stock and Option Agreements. Without the prior written consent or vote of the holders of 66 2/3% of the combined voting power of the Series A Preferred Stock, the Series B Preferred Stock, the Series D Preferred Stock, the Series F Preferred Stock and the Series G Preferred Stock then outstanding, voting together as one class (which voting power shall be determined, in the case of the Series A Preferred Stock, in accordance with Section A.6(a) of
Article III of the Certificate, in the case of the Series B Preferred Stock, in accordance with Section B.6(a) of Article III of the Certificate, in the case of the Series D Preferred Stock, in accordance with Section D.6(a) of Article III of the Certificate, in the case of the Series F Preferred Stock, in accordance with Section F.6(a) of Article III of the Certificate, in the case of the Series G Preferred Stock, in accordance with Section G.6(a) of Article III of the Certificate and, in each case, by including any outstanding Restricted Shares held by such holders), the Corporation shall not issue any shares of Common Stock or options (except for those options outstanding on the date hereof), warrants or other rights to acquire Common Stock or other securities of the Corporation to any employee, officer, director, consultant, independent contractor or other person or entity, except for Excluded Securities or pursuant to a written agreement providing for the vesting of the shares and subjecting such shares to restrictions on transfers and rights of first offer in favor of the Corporation that have been approved in form and in substance by the holders of 66 2/3% of the combined voting power of the Series A Preferred Stock, the Series B Preferred Stock, the Series D Preferred Stock, the Series F Preferred Stock and the Series G Preferred Stock then outstanding, voting together as one class (which voting power shall be determined, in the case of the Series A Preferred Stock, in accordance with Section A.6(a) of Article III of the Certificate, in the case of the Series B Preferred Stock, in accordance with Section B.6(a) of Article III of the Certificate, in the case of the Series D Preferred Stock, in accordance with Section D.6(a) of Article III of the Certificate, in the case of the Series F Preferred Stock, in accordance with Section F.6(a) of Article III of the Certificate, in the case of the Series G Preferred Stock, in accordance with Section G.6(a) of Article III of the Certificate and, in each case, by including any outstanding Restricted Shares held by such holders), as a condition precedent to the issuance of such securities.

            (c) Registration Rights. The Corporation shall not hereafter grant to any persons any rights to register or qualify stock of the Corporation under federal or state securities laws, unless it shall have first obtained the written consent of Investors holding 66 2/3% of the combined voting power of the Series A Preferred Shares, the Series B Preferred Shares, the Series D Preferred Shares, the Series F Preferred Shares and the Series G Preferred Shares then outstanding, voting together as one class (which voting power shall be determined, in the case of the Series A Preferred Shares, in accordance with Section A.6(a) of
Article III of the Certificate, in the case of the Series B Preferred Shares, in accordance with Section B.6(a) of Article III of the Certificate, in the case of the Series D Preferred Shares, in accordance with Section D.6(a) of Article III of the Certificate, in the case of the Series F Preferred Shares, in accordance with Section F.6(a) of Article III of the Certificate, in the case of the Series G Preferred Shares, in accordance with Section G.6(a) of Article III of the Certificate and, in each case, by including any outstanding Restricted Shares held by such holders).

      2.5 Filing of Reports Under the Exchange Act.

            (a) The Corporation shall give prompt notice to the holders of Preferred Stock of (i) the filing of any registration statement (an "Exchange Act Registration Statement") pursuant to the Exchange Act, relating to any class of equity securities of the Corporation, (ii) the effectiveness of such Exchange Act Registration Statement, and (iii) the number of shares of such class of equity securities outstanding, as reported in such Exchange Act Registration Statement, in order to enable the holders of Preferred Stock to comply with any reporting requirements under the Exchange Act or the Securities Act. Upon the written request of a majority in interest of the holders of Preferred Shares, the Corporation shall, at any time after the Corporation has registered any shares of Common Stock under the Securities Act, file an Exchange Act Registration Statement relating to any class of equity securities of the Corporation then held by the holders of Preferred Shares or issuable upon conversion or exercise of any class of debt or equity securities or warrants or options of the Corporation then held by the Investors, whether or not the class of equity securities with respect to which such request is made shall be held by the number of persons which would require the filing of a registration statement under Section 12(g)(1) of the Exchange Act.

            (b) If the Corporation shall have filed an Exchange Act Registration Statement or a registration statement (including an offering circular under Regulation A promulgated under the Securities Act) pursuant to the requirements of the Securities Act, which shall have become effective (and in any event, at all times following the initial public offering of any of the securities of the Corporation), then the Corporation shall comply with all of the reporting requirements of the Exchange Act (whether or not it shall be required to do so) and shall comply with all other public information reporting requirements of the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any of the Restricted Securities by any holder of Restricted Securities (including any such exemption pursuant to Rule 144 or Rule 144A thereof, as amended from time to time, or any successor rule thereto or otherwise). The Corporation shall cooperate with each holder of Restricted Securities in supplying such information as may be necessary for such holder of Restricted Securities to complete and file any information reporting form presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act (under Rule 144 or Rule 144A thereunder or otherwise) for the sale of any of the Restricted Securities by any holder of Restricted Securities.

      2.6 Access to Records. The Corporation shall afford to each Investor that is a holder of any Investment Shares and such Investor's employees, counsel and other authorized representatives, free and full access, at all reasonable times and for reasonable periods of time, to all of the books, records and properties of the Corporation and to all officers and employees of the Corporation.

      2.7 Financial Reports. Until such time that the Corporation has a class of its equity securities registered under the Exchange Act and is required to file reports thereunder pursuant to Sections 13 or 15(d) of the Exchange Act, except with respect to the obligation set forth in Section 2.7(e)(i) hereunder which shall survive such time, the Corporation shall furnish each Investor that is a holder of any Investment Shares with the financial information described below, and shall furnish to each Founder that is a holder of any Founder Shares with the financial information described in Sections 2.7(b) and (c) below:

            (a) Within 20 days after the last day of each month (each, a "Target Month") (or such other calendar period as is approved by the Board), financial statements, including a balance sheet as of the last date of such Target Month, a statement of income (or monthly operating expenses) for such month, together with a cumulative statement of income from the first day of the current year to the last day of such month, which statements shall be prepared from the books and records of the Corporation, a cash flow analysis, together with cumulative cash flow analyses from the first day of the current year to the last day of such month, and a comparison between the actual monthly operating expenses and the projected figures for such month and the comparable figures for the prior year, subject to the provisions of Section 2.9 hereof.

            (b) Within 45 days after the end of each quarterly accounting period, unaudited financial statements for such quarterly accounting period, certified by the Chief Financial Officer or the Treasurer of the Corporation, as presenting fairly the financial condition and results of operations of the Corporation and as having been prepared on a basis consistent with the accounting principles reflected in the Corporation's annual audited financial statements, accompanied by a report, signed by the Chief Financial Officer or the Treasurer of the Corporation, summarizing the operating and financial highlights of the Corporation for such quarterly accounting period, which report shall include (a) a comparison between the actual quarterly operating and financial results, the Budget (as defined in Section 2.8 hereof) and the results of the similar quarterly accounting period for the prior fiscal year of the Corporation, together with an explanation of material variances from the Budget and such similar quarterly accounting period, as the case may be, and (b) a narrative analysis of operations and trends in the business of the Corporation during such quarterly accounting period.

            (c) Within 90 days after the end of each fiscal year of the Corporation, audited financial statements of the Corporation, which shall include an income statement and a statement of cash flow for such fiscal year and a balance sheet as of the last day thereof, each prepared in accordance with generally accepted accounting principles consistently applied, and accompanied by the report of such independent certified public accountants as shall have been approved by the Board.

            (d) If for any period the Corporation shall have any subsidiary or subsidiaries whose accounts are consolidated with those of the Corporation, then the financial statements delivered for such period pursuant to paragraphs (a),
(b) and (c) of this Section 2.7 shall be the consolidated and consolidating financial statements of the Corporation for all such consolidated subsidiaries.

            (e) Promptly upon becoming available:

                  (i) copies of all financial statements, reports, press releases, notices, proxy statements and other documents sent by the Corporation to its Stockholders or released to the public and copies of all regular and periodic reports, if any, filed by the Corporation with the Commission or any securities exchange or self-regulatory organization; and

                  (ii) any other financial or other information available to management of the Corporation that any Investor that is a holder of any Investment Shares shall have reasonably requested on a timely basis.

      2.8 Budget and Operating Forecast. The Corporation shall prepare and submit to the Board and each Investor that is a holder of any Investment Shares an operating plan with monthly and quarterly breakdowns (the "Budget") for each fiscal year at least 45 days prior to the beginning of each fiscal year of the corporation. The Budget shall be deemed accepted as the Budget for such fiscal year only when it has been approved by the Board. The budget shall be reviewed by the Corporation periodically and all changes therein, and all material deviations therefrom, shall be reviewed by the Board on at least a quarterly basis.

      2.9 System of Accounting. The Corporation shall maintain, and cause each of its subsidiaries, when and if any shall exist, to maintain, its books of accounts, related records and system of accounting in accordance with good business practices and generally accepted accounting principles, and shall cause the matters contained therein to be appropriately and accurately reflected in the financial reports (which shall be prepared in accordance with generally accepted accounting principles) furnished pursuant to this Agreement.

      2.10 Restriction on Transfer Rights: Confidentiality. The rights granted to each Investor that is a holder of any Investment Shares pursuant to Sections
2.6 through 2.8 hereof shall not be transferred or assigned by such Investor to, and shall not inure to the benefit of, any successor, transferee or assignee of such Investor, which is engaged in any business directly competitive with the Corporation or any line of business engaged in by the Corporation.

      2.11 Confidentiality and Non-Competition Agreements for Key Employees. The Corporation shall cause each person who is presently an employee of or a consultant or independent contractor to the Corporation or who becomes an employee of or a consultant to the Corporation subsequent to the date hereof and who shall have or be proposed to have access to confidential or proprietary information of the Corporation to execute a confidentiality and non-competition agreement in form and substance attached hereto or otherwise approved by the Board prior to the commencement of such person's employment by the Corporation in such capacity.

      2.12 Stock Restriction Agreement for Directors, Officers, Employees and Consultants who are or become Stockholders. The Corporation shall cause each of its directors, officers, employees, consultants or independent contractors who own any shares of capital stock of the Corporation, or who may own in the future any such shares, including, without limitation, upon exercise of options, warrants or other rights to purchase such shares, to execute a Stock Restriction Agreement substantially in the form attached hereto, and as may be modified and amended from time to time with the approval of the holders of a majority of the combined voting power of the Series A Preferred Shares, the Series B Preferred Shares, the Series D Preferred Shares, the Series F Preferred Shares and the Series G Preferred Shares then outstanding, voting together as one class (which voting power shall be determined, in the case of the Series A Preferred Shares, in accordance with Section A.6(a) of Article III of the Certificate, in the case of the Series B Preferred Shares, in accordance with Section B.6(a) of Article III of the Certificate, in the case of the Series D Preferred Shares, in accordance with Section D.6(a) of Article III of the Certificate, in the case of the Series F Preferred Shares, in accordance with Section F.6(a) of Article III of the Certificate, in the case of the Series G Preferred Shares, in accordance with Section G.6(a) of Article III of the Certificate and, in each case, by including any outstanding Restricted Shares held by such holders), prior and as a condition to the acquisition of such shares by such person.

      2.13 Marketing and Promotional Material. Each of the Investors will have the right to review and approve, in advance of publication, distribution or dissemination, any reference to such Investor or any entity affiliated with such Investor (other than the Corporation), contained in any document, instrument, report or filing or in any advertising, marketing, promotional and similar materials.

      2.14 Environmental Matters. The Corporation shall promptly advise the Investors in writing of any pending or threatened claim, demand or action by any governmental authority or third party relating to any Hazardous Materials affecting the Property of which it has knowledge. The Corporation shall not discharge, place, release, spill or dispose of any Hazardous Materials or any other pollutants or effluents upon the Property or elsewhere (including, but not limited to, underground injection of such substances), and the Corporation shall not discharge into the air any emission which would require a permit under the Clean Air Act or its state counterparts or any other Environmental Laws, except in compliance with the Environmental Laws. The Stockholders of the Corporation shall have no control over, or authority with respect to, the waste disposal operations of the Corporation. The Corporation hereby indemnifies, defends and holds harmless the Investors from and against any and all manner of actions, causes of action, suits, debts, accounts, controversies, judgments, claims, demands, losses or liabilities of any nature (including reasonable attorneys' fees) directly or indirectly arising out of or attributable to (a) any misrepresentation or breach of the representations and covenants set forth in
Section 5.18 of the Series A Stock Purchase Agreement, or (b) the use, generation, storage, release, threatened release, discharge, disposal or presence of Hazardous Materials on, under or about the Property by any person during the period that the Corporation was the legal or equitable owner of the Property or which occurred prior to such time and was otherwise actually known by, or should have been known by, the Corporation. The obligation of the Corporation to Indemnify the Investors shall specifically cover and include, without limitation, all fines and penalties imposed by federal, state or local authorities, costs of removing or neutralizing the Hazardous Materials, injury to the property adjoining the Property, injury to persons living or working on or about the Property or adjoining or otherwise affecting property, and all other indirect or consequential damages incurred by the Investors.

      SECTION 3. Transfer of Securities.

      3.1 Restriction on Transfer. The Restricted Securities shall not be transferable, except upon the conditions specified in this Section 3, which conditions are intended solely to ensure compliance with the provisions of the Securities Act in respect of the Transfer thereof and to ensure compliance with the provisions of Section 5 hereof. It shall be a condition precedent to the transfer of any Restricted Securities by any Investor (other than pursuant to the exercise of such Investor's registration rights as provided in Section 3.4,
3.5 or 3.6 below) that the proposed transferee of such Investor shall have agreed (pursuant to a written agreement in form and substance reasonably satisfactory to the Corporation) to assume and become legally obligated to perform all of the obligations of such Investor under this Section 3.1 and Section 5 hereof.

      3.2 Restrictive Legend. Each certificate evidencing any Restricted Securities and each certificate evidencing any such securities issued to subsequent transferees of any Restricted Securities shall (unless otherwise permitted by the provisions of Section 3.3 or 3.10 hereof) be stamped or otherwise imprinted with a legend in substantially the following form:

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW. THE SECURITIES MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAW OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR LAW. ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE STOCKHOLDERS' AGREEMENT, DATED NOVEMBER 5, 1993, AMONG LEUKOSITE, INC. AND CERTAIN OTHER SIGNATORIES THERETO, AS AMENDED, AND IN THE STOCK RESTRICTION AGREEMENT, DATED NOVEMBER 5, 1993, AMONG LEUKOSITE, INC. AND CERTAIN OTHER SIGNATORIES THERETO, AS AMENDED, AND NO TRANSFER OF SUCH SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. COPIES OF SUCH AGREEMENTS MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF LEUKOSITE, INC.

      3.3 Notice of Transfer. By acceptance of any Restricted Securities, the holder thereof agrees to give prior written notice to the Corporation of such holder's intention to effect any Transfer and to comply in all other respects with the provisions of this Section 3.3. Each such notice shall describe the manner and circumstances of the proposed Transfer and shall be accompanied by:
a) the written opinion of counsel for the holder of such Restricted Securities, or, at such holder's option, a representation letter of such holder, addressed to the Corporation (which opinion and counsel, or representation letter, as the case may be, shall be reasonably acceptable to the Corporation), as to whether, in the case of a written opinion, in the opinion of such counsel, such proposed Transfer involves a transaction requiring registration of such Restricted Securities under the Securities Act and applicable state securities laws or an exemption thereunder is available, or, in the case of a representation letter, such letter sets forth a factual basis for concluding that such proposed transfer involves a transaction requiring registration of such Restricted Securities under the Securities Act and applicable State Securities laws or that an exemption thereunder is available, or (b) if such registration is required and if the provisions of Section 3.4 hereof are applicable, a written request addressed to the Corporation by the holder of such Restricted Securities, describing in detail the proposed method of disposition and requesting the Corporation to effect the registration of such Restricted Shares pursuant to the terms and provisions of Section 3.4 hereof; provided, however, that (y) in the case of a transfer by a holder to a member of such holder's Group, no such opinion of counsel or representation letter of the holder shall be necessary, provided that the transferee agrees in writing to be subject to Sections 3.1, 3.2, 3.3 and 3.10 hereof to the same extent as if such transferee were originally a signatory to this Agreement, and (z) in the case of any holder of Restricted Securities that is a partnership, no such opinion of counsel or representation letter of the holder shall be necessary for a transfer by such holder to a partner of such holder, or a retired partner of such holder who retires after the date hereof, or the estate of any such partner or retired partner if, with respect to such transfer by a partnership, (i) such transfer is made in accordance with the partnership agreement of such partnership, and (ii) the transferee agrees in writing to be subject to the terms of Sections 3.1, 3.2, 3.3 and 3.10 hereof to the same extent as if such transferee were originally a signatory to this Agreement. If in such opinion of counsel or as reasonably concluded from the facts set forth in the representation letter of the holder (which opinion and counsel, or representation letter, as the case may be, shall be reasonably acceptable to the Corporation), the proposed Transfer may be effected without registration under the Securities Act and any applicable state securities laws or blue sky laws, then the holder of Restricted Securities shall thereupon be entitled to effect such Transfer in accordance with the terms of the notice delivered by it to the Corporation. Each certificate or other instrument evidencing the securities issued upon such Transfer (and each certificate or other instrument evidencing any such securities not Transferred) shall bear the legend set forth in Section 3.2 hereof unless: (a) in such opinion of such counsel or as can be concluded from the representation letter of such holder (which opinion and counsel representation letter shall be reasonably acceptable to the Corporation) the registration of future Transfers is not required by the applicable provisions of the Securities Act and state securities laws, or (b) the Corporation shall have waived the requirement of such legend; provided, however, that such legend shall not be required on any certificate or other instrument evidencing the securities issued upon such Transfer in the event such Transfer shall be made in compliance with the requirements of Rule 144 (as amended from time to time or any similar or successor rule) promulgated under the Securities Act. The holder of Restricted Securities shall not effect any Transfer until such opinion of counsel or representation letter of such holder has been given to and accepted by the Corporation (unless waived by the Corporation) or until registration of the Restricted Shares involved in the above-mentioned request has become effective under the Securities Act. In the event that an opinion of counsel is required by the registrar or transfer agent of the Corporation to effect a transfer of Restricted Securities in the future, the Corporation shall seek and obtain such opinion from its counsel, and the holder of such Restricted Securities shall provide such reasonable assistance as is requested by the Corporation (other than the furnishing of an opinion of counsel) to satisfy the requirements of the registrar or transfer agent to effectuate such transfer.

      3.4 Required Registration. If the Corporation shall be requested (i) by Investors holding at least 50% of the outstanding Restricted Securities (based on the shares of Common Stock that constitute Restricted Securities and, in the case of those Restricted Securities that are Preferred Shares, on the underlying Common Stock for which the Preferred Shares are convertible) held by the Investors to effect the registration under the Securities Act of Restricted Shares, or (ii) after the first registration pursuant to this Section 3.4, by one or more of the Investors holding Restricted Securities to effect the registration under the Securities Act of Restricted Shares having a proposed aggregate offering price equal to or greater than $5,000,000, then the Corporation shall promptly give written notice of such proposed registration to all holders of Restricted Securities, and thereupon the Corporation shall promptly use its best efforts to effect the registration under the Securities Act of the Restricted Shares that the Corporation has been requested to register for disposition as described in the request of such holders of Restricted Securities and in any response received from any of the holders of Restricted Securities within 30 days after the giving of the written notice by the Corporation; provided, however, that the Corporation shall not be obligated to effect any registration under the Securities Act except in accordance with the following provisions and Section 3.6:

      (a) Subject to Section 3.6, the Corporation shall not be obligated to file and cause to become effective more than two (2) registration statements in which Restricted Shares are registered under the Securities Act pursuant to this
Section 3.4, if all of the Restricted Shares offered pursuant to such registration statements are sold thereunder upon the price and terms offered.

      (b) Notwithstanding the foregoing, the Corporation may include in each such registration requested pursuant to this Section 3.4 any authorized but unissued shares of Common Stock (or authorized treasury shares) for sale by the Corporation or any issued and outstanding shares of Common Stock for sale by others; provided, however, that, if the number of shares of Common Stock so included pursuant to this clause (b) exceeds the number of Restricted Shares requested by the holders of Restricted Shares requesting such registration, then such registration shall be deemed to be a registration in accordance with and pursuant to Section 3.5; and provided further, however, that the inclusion of such previously authorized but unissued shares (or authorized treasury shares) by the

Corporation or issued and outstanding shares of Common Stock by others in such registration does not adversely affect, in the sole opinion of the holders of Restricted Securities requesting such registration, the ability of the holders of Restricted Securities requesting such registration to market the entire number of Restricted Shares requested by them, in which case the Corporation shall include in such registration only so many of such shares to be offered for the account of the Corporation and/or others (in accordance with the priorities, if any, then existing among the Corporation and such others) as will not so adversely affect the ability of holders of Restricted Securities requesting such registration to market the entire number of Restricted Securities requested by them.

      (c) Notwithstanding the provisions of subparagraph (a) above in this
Section 3.4, no Investor may request any registration of Restricted Shares pursuant to this Section 3.4 within six (6) months of the effective date of any registration statement in connection with any other registration pursuant to this Section 3.4.

      3.5 Piggyback Registration.

            (a) Each time that the Corporation proposes for any reason to register any of its securities under the Securities Act, other than pursuant to a registration statement on Form S-4 or Form S-8 or similar or successor forms (collectively, "Excluded Forms"), the Corporation shall promptly give written notice of such proposed registration to the Investors and the Founders, which shall offer such holders the right to request inclusion of any Restricted Shares or Founder Shares in the proposed registration.

            (b) Each Investor and each Founder shall have 30 days from the receipt of such notice to deliver to the Corporation a written request specifying the number of Restricted Shares and Founder Shares such holder intends to sell and the holder's intended method of disposition.

            (c) In the event that the proposed registration by the Corporation is, in whole or in part, an underwritten public offering of securities of the Corporation, any request under Section 3.5(b) may specify that the Restricted Shares and Founder Shares be included in the underwriting on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters under such registration.

            (d) Upon receipt of a written request pursuant to Section 3.5(b), the Corporation shall promptly use its best efforts to cause all such Restricted Shares and Founder Shares to be registered under the Securities Act, to the extent required to permit sale or disposition as set forth in the written request.

            (e) Notwithstanding the foregoing, if the managing underwriter determines and advises in writing that the inclusion of all Restricted Shares and Founder Shares proposed to be included in the underwritten public offering, together with any other issued and outstanding shares of Common Stock proposed to be included therein by holders other than the holders of Restricted Securities and Founder Shares (such other shares hereinafter collectively referred to as the "Other Shares") would interfere with the successful marketing of the securities proposed to be included in the underwritten public offering, then the number of such shares to be included in such underwritten public offering shall be reduced, and shares shall be excluded from such underwritten public offering in a number deemed necessary by such managing underwriter, by excluding Restricted Shares, Founder Shares and Other Shares, pro-rata, based on the number of Restricted Shares, Founder Shares and Other Shares, as the case may be, that each holder proposed to include in the underwritten public offering. The shares of Common Stock that are excluded from the underwritten public offering pursuant to the preceding sentence shall be withheld from the market by the holders thereof for a period, not to exceed 180 days or any shorter period applicable to Affiliates of the Corporation, from the closing of such underwritten public offering, that the managing underwriter reasonably determines as necessary in order to effect the underwritten public offering.

      3.6 Registrations on Form S-3. At such time as the Corporation shall have qualified for the use of Form S-3 (or any successor form promulgated under the Securities Act), each of those Investors that are holders of Restricted Securities shall have the right to demand in writing an unlimited number of registrations on Form S-3; provided, however, that the Corporation shall not be required to effect more than two (2) such registrations on Form S-3 in any given year; and provided further, however, that the Corporation shall not be required to effect any such registration on Form S-3 within three (3) months of the effective date of any registration statement in connection with any other registration pursuant to Section 3.4 hereof. Each such request by any such Investor shall: (a) specify the number of Restricted Shares which the holder intends to sell or dispose of, (b) state the intended method by which the holder intends to sell or dispose of such Restricted Shares, and (c) request registration of Restricted Shares having a proposed aggregate offering price of at least $500,000. Upon receipt of a request pursuant to this Section 3.6, the Corporation shall use its best efforts to effect such registration or registrations on Form S-3.

      3.7 Preparation and Filing. If and whenever the Corporation is under an obligation pursuant to the provisions of this Section 3 to use its best efforts to effect the registration of any Restricted Shares or Founder Shares, the Corporation shall, as expeditiously as practicable:

            (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective in accordance with Section 3.7(b) hereof;

            (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for nine (9) months and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Restricted Shares and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Restricted Shares and Founder Shares covered by such registration statement;

            (c) furnish to each holder whose Restricted Shares or Founder Shares are being registered pursuant to this Section 3 such number of copies of any summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such holder may reasonably request in order to facilitate the public sale or other disposition of such Restricted Shares and Founder Shares;

            (d) use its best efforts to register or qualify the Restricted Shares and Founder Shares covered by such registration statement under the securities or blue sky laws of such jurisdictions as each holder whose Restricted Shares and Founder Shares are being registered pursuant to this
Section 3 shall reasonably request and do any and all other acts or things which may be necessary or advisable to enable such holder to consummate the public sale or other disposition in such jurisdictions of such Restricted Shares and Founder Shares; provided, however, that the Corporation shall not be required to consent to general service of process for all purposes in any jurisdiction where it is not then subject to process, qualify to do business as a foreign corporation where it would not be otherwise required to qualify or submit to liability for state or local taxes where it is not otherwise liable for such taxes;

            (e) at any time when a prospectus related thereto covered by such registration statement is required to be delivered under the Securities Act within the appropriate period mentioned in Section 3.7(b) hereof, notify each holder whose Restricted Shares or Founder Shares are being registered pursuant to this Section 3 of the happening of any event as a result of which the prospectus included in such registration, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of such seller, prepare, file and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

            (f) if the Corporation has delivered preliminary or final prospectuses to the holders of Restricted Shares or Founder Shares that are being registered pursuant to this Section 3 and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Corporation shall promptly notify such holders and, if requested, such holders shall immediately cease making offers of Restricted Shares or Founder Shares and return all prospectuses to the Corporation. The Corporation shall promptly provide such holders with revised prospectuses and, following receipt of the revised prospectuses, such holders shall be free to resume making offers of the Restricted Shares and Founder Shares; and

            (g) furnish, at the request of any holder whose Restricted Shares or Founder Shares are being registered pursuant to this section 3, on the date that such Restricted Shares or Founder Shares are delivered to the underwriters for sale in connection with a registration pursuant to this Section 3, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Corporation for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the holder or holders making such request, and (ii) a letter dated such date, from the independent certified public accountants of the Corporation, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the holder or holders making such request.

      3.8 Expenses. The Corporation shall pay all expenses incurred by the Corporation in complying with this Section 3, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), fees and expenses of complying with securities and blue sky laws, printing expenses and fees and disbursements of counsel (including with respect to each registration effected pursuant to Sections 3.4, 3.5 and 3.6, the reasonable fees and disbursements of counsel for the Investors, as selling stockholder(s) thereunder); provided, however, that all underwriting discounts and selling commissions applicable to the Restricted Shares and the Founder Shares covered by registrations effected pursuant to Section 3.4, 3.5 or 3.6 hereof shall be borne by the seller or sellers thereof, in proportion to the number of Restricted Shares or Founder Shares sold by such seller or sellers.

      3.9 Indemnification.

            (a) In the event of any registration of any Restricted Shares or

Founder Shares under the Securities Act pursuant to this Section 3 or registration or qualification of any Restricted Shares or Founder Shares pursuant to Section 3.7(d) hereof, the Corporation shall indemnify and hold harmless the seller of such shares, each underwriter of such shares, if any, each broker or any other person acting on behalf of such seller and each other person, if any, who controls any of the foregoing persons, within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Restricted Shares or Founder Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any document incident to registration or qualification of any Restricted Shares or Founder Shares pursuant to section 3.7(d) hereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any violation by the Corporation of the Securities Act or state securities or blue sky laws applicable to the Corporation and leading to action or inaction required of the Corporation in connection with such registration or qualification under the Securities Act or such state securities or blue sky laws. The Corporation shall reimburse on demand such seller, underwriter, broker or other person acting on behalf of such seller and each such controlling person for any legal or any other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Corporation shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said prospectus or said amendment or supplement or any document incident to registration or qualification of any Restricted Shares or Founder Shares pursuant to Section 3.7(d) hereof in reliance upon and in conformity with written information furnished to the Corporation by such seller, such underwriter or such controlling person specifically for use in the preparation thereof.

            (b) Except to the extent prohibited by law, in the event of any registration of any Restricted Shares or Founder Shares under the Securities Act pursuant to this Section 3 or registration or qualification of any Restricted Shares or Founder Shares pursuant to Section 3.7(d) hereof, the prospective seller or sellers of such Restricted Shares and/or Founder Shares and any underwriter acting on its or his behalf shall indemnify and old harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 3.9) the Corporation, each director of the Corporation, each officer of the Corporation who signs such registration statement, any underwriter for the Corporation, and each person, if any, who controls the Corporation or such underwriter, within the meaning of the Securities Act, with respect to any untrue statement or omission or alleged untrue statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, any amendment or supplement thereto, or any document incident to the registration and qualification of any Restricted Shares or Founder Shares pursuant to Section 3.7(d) hereof, if such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Corporation through an instrument duly executed by such seller or such underwriter specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus, amendment or supplement, or document; provided, however, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each prospective seller, to an amount equal to the net proceeds actually received by such prospective seller from the sale of Restricted Shares or Founder Shares effected pursuant to such registration.

            (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in Section 3.9(a) or
(b) hereof, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and, after notice to such indemnified party from the indemnifying party of its election to assume the defense thereof, the indemnifying party shall be responsible for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; provided, however, that, if any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party which are different from or additional to those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 3.9, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for the fees and expenses of counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 3.9. The indemnifying party shall not make any settlement of any claims indemnified against hereunder without the written consent of the indemnified party or parties, which consent shall not be unreasonably withheld.

            (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Restricted Shares or Founder Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 3.9, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 3.9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such holder or any such controlling person in circumstances for which indemnification is provided under this Section 3.9; then, in each such case, the Corporation and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject as is appropriate to reflect the relative fault of the Corporation and such holder in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, it being understood that the parties acknowledge that the overriding equitable consideration to be given effect in connection with this provision is the ability of one party or the other to correct the statement or omission which resulted in such losses, claims, damages or liabilities, and that it would not be just and equitable if contribution pursuant hereto were to be determined by pro rata allocation or by any other method of allocation which does not take into consideration the foregoing equitable considerations. Notwithstanding the foregoing, (i) no such holder will be required to contribute any amount in excess of the proceeds to it of all Restricted Shares or Founder Shares sold by it or him pursuant to such registration statement, and (ii) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

            (e) Notwithstanding any of the foregoing, if, in connection with an underwritten public offering of the Restricted Shares and Founder Shares, the Corporation, the selling stockholders and the underwriters enter into an underwriting or purchase agreement relating to such offering which contains provisions covering indemnification among the parties, then the indemnification provision of this Section 3.9 shall be deemed inoperative for purposes of such offering.

      3.10 Removal of Legends. Etc. Notwithstanding the foregoing provisions of this Section 3, the restrictions imposed by this Section 3 upon the transferability of any Restricted Securities or Founder Shares shall cease and terminate when (a) any such Restricted Securities or Founder Shares are sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in a registration statement or such other method contemplated by Section 3.3 thereof that does not require that the securities transferred bear the legend set forth in Section 3.2 hereof, including a Transfer pursuant to Rule 144 or a successor rule hereof (as amended from time to time), or (b) the holder of Restricted Securities or Founder Shares has met the requirements for transfer of such Restricted Securities or Founder Shares pursuant to subparagraph (k) of Rule 144 or a successor rule thereof (as amended from time to time) promulgated by the Commission under the Securities Act. Whenever the restrictions imposed by this
Section 3 have terminated, a holder of a certificate for Restricted Securities or Founder Shares as to which such restrictions have terminated shall be entitled to receive from the Corporation, without expense, a new certificate not bearing the restrictive legend set forth in Section 3.2 hereof and not containing any other reference to the restrictions imposed by this Section 3.

      SECTION 4. Securities Act Registration Statements. Except for securities of the Corporation registered on Excluded Forms, the Corporation shall not file any registration statement under the Securities Act covering any securities unless it shall first have given each holder of Restricted Securities written notice thereof. The Corporation further covenants that each holder of Restricted Securities shall have the right, at any time when it may be deemed to be a controlling person, within the meaning of the Securities Act, of the Corporation to participate in the preparation of such registration statement and to request the insertion therein of material furnished to the Corporation in writing which in such holder's judgment should be included. In connection with any registration statement referred to in this Section 4, the Corporation shall indemnify, to the extent permitted by law, each holder of Restricted Securities, its officers, partners and directors and each person, if any, who controls any such holder within the meaning of the Securities Act in the same manner and to the same extent as the Corporation is required to indemnify a seller of Restricted Securities in Section 3.9 hereof. If, in connection with any such registration statement, any holder of Restricted Securities shall furnish written information to the Corporation expressly for use in the registration statement, then such holder shall indemnify the Corporation, each director of the Corporation, each officer of the Corporation who signs such registration statement and each person, if any, who controls the Corporation within the meaning of the Securities Act to the same extent as a seller of Restricted Securities is required to indemnify such persons in Section 3.9 hereof.

      SECTION 5. Election of Directors.

            5.1 Voting for Directors. At each annual meeting of the stockholders of the Corporation and at each special meeting of the stockholders of the Corporation called for the purposes of electing directors of the Corporation, and at any time at which stockholders of the Corporation shall have the right to, or shall, vote for the election of directors, then, in each such event, each Investor shall vote all shares of Preferred Stock and any other shares of voting stock of the Corporation then owned (or controlled as to voting rights) by it, whether by purchase, exercise of rights, warrants or options, stock dividends or otherwise:

                  (a) to fix and maintain the number of directors on the Board of Directors of the Corporation at seven (7);

                  (b) to elect to the Board one (1) director designated by HCV III and one (1) director designated by HCV IV (collectively, the "HCV Directors")

                  (c) to elect to the Board one (1) director designated by IS Partners, L.P.;

                  (d) to elect to the Board the Scientific Founder or his designee, which designee shall be reasonably satisfactory to the Investors, and in the event that the Scientific Founder chooses a designee to serve on the Board in his place, the Scientific Founder shall have observation rights with respect to meetings of the Board as set forth in Section 5.2 below;

                  (e) to elect to the Board two (2) directors designated by the Corporation that are reasonably satisfactory to the Investors, one of whom shall be the Chief Executive Officer of the Corporation; and

                  (f) to elect to the Board one (1) director designated by those members of the Schroder Group that hold a majority of the Series B Preferred Shares and other shares of voting stock of the Corporation owned by all of the members of the Schroder Group.

      5.2 Board Observation Rights.

            (a) In the event that the Scientific Founder chooses a designee to serve on the Board in his place, the Corporation shall provide the Scientific Founder with written notice of each regular meeting of the Board, and shall permit the Scientific Founder to attend such meeting; provided, however, that the Scientific Founder shall, except as otherwise required by law, hold all matters discussed at any such meeting in strict confidence as if the Scientific Founder were a voting member of the Board; and provided further that the Scientific Founder's rights pursuant to this Section 5.2 shall terminate upon the earlier of the Expiration Date or the occurrence of an Event of Termination, both as defined in Section 5.6 below. The Scientific Founder and his designee shall be entitled to reimbursement from the Company for their respective reasonable expenses incurred in connection with attendance at Board meetings pursuant to this Section 5.

            (b) Upon the termination of the rights of the Schroder Group under this Section 5 (but not this Section 5.2(b)) pursuant to clause (c) of Section
5.6 hereof, the Schroder Group shall have the right to have one representative receive notice of and attend meetings of the Board. Any such representative shall not have any right to participate in discussions or vote at any meeting of the Board which he or she attends (his or her role or participation at any such meeting being limited to that of an observer) and such representative shall not have any of the rights of a director of the Corporation. Such representative shall, except as otherwise required by law, hold matters discussed at any meeting of the Board in strict confidence as if he or she were a director of the Corporation. The rights of the Schroder Group under this Section 5.2(b) shall terminate on the earlier of (i) the Expiration Date (as defined in Section 5.6 hereof) or (ii) the date upon which all members of the Schroder Group shall cease to own any shares of Series B Preferred Stock. The Corporation shall not reimburse any representative of the Schroder Group for expenses incurred by such representative in attending meetings of the Board in an observer capacity pursuant to this Section 5.2(b).

      5.3 Cooperation of the Corporation. The Corporation shall use its best efforts to effectuate the purposes of this Section 5, including promoting the adoption of any necessary amendment of the By-laws of the Corporation and the Certificate.

      5.4 Notices. The Corporation shall provide the Investors and the Scientific Founder with at least twenty (20) days' prior notice in writing of any intended mailing of notice to the stockholders of the Corporation of any meeting at which directors are to be elected, and such notice shall include the names of the persons designated by the Corporation pursuant to this Section 5. HCV III, HCV IV, IS Partners, L.P., the Schroder Group (or any authorized representative thereof) and the Scientific Founder shall notify the Corporation in writing at least three (3) days prior to such mailing of the persons designated by them pursuant to Section 5.1 above as nominees for election to the Board. In the absence of any notice from HCV III, HCV IV, IS Partners, L.P., the Schroder Group (or any authorized representative thereof) or the Scientific Founder, the director(s) then serving and previously designated by HCV III, HCV IV, IS Partners, L.P., the Schroder Group or the Scientific Founder, as the case may be, shall be renominated.

      5.5 Removal. Except as contemplated in Section 5.6 below, no Investor shall vote to remove any member of the Board designated in accordance with the foregoing provisions of this Section 5 unless the party who designated such director (the "Designating Party") shall so vote or otherwise consent, and, if the Designating Party shall so vote or otherwise consent, then the non-designating Investors shall likewise so vote. Any vacancy on the Board created by the resignation, removal, incapacity or death of any person designated under the foregoing provisions of this Section 5 shall be filled by another person designated by the original Designating Party. Each Investor shall vote all voting shares of Preferred Stock of the Corporation and all other shares of voting stock of the Corporation owned or controlled by such Investor in accordance with each such new designation, and no such vacancy shall be filled in the absence of a new designation by the original Designating Party.

      5.6 Duration of Section. This Section 5 and the rights and obligations of the parties hereunder shall automatically terminate on the first to occur of November 5, 2003 or the closing of the Corporation's initial public offering (the "Expiration Date"). Prior to such termination: (a) the rights (but not the obligations) of HCV III and HCV IV under this Section 5 shall terminate on the date upon which HCV III and HCV IV no longer are collectively the holders of at least 10% of the outstanding Common Stock on a fully diluted basis, provided that such rights shall not terminate if HCV III or HCV IV, as the case may be, holds any shares of Series A Preferred Stock; (b) the rights (but not the obligations) of IS Partners, L.P. under this Section shall terminate on the date upon which IS Partners, L.P. no longer is the holder of at least 3.3% of the outstanding Common Stock on a fully diluted basis; (c) the rights (but not the obligations) of the Schroder Group under this Section 5 (other than the rights set forth in Section 5.2(b) hereof which shall terminate as provided therein) shall terminate on the date upon which the Schroder Group no longer holds, collectively, at least 5% of the outstanding Common Stock on a fully diluted basis; (d) as to each Investor, the obligations of such Investor under this
Section 5 shall terminate on the date upon which such Investor no longer is the holder of any Restricted Securities; and (e) the obligations of the Investors to vote in favor of the Scientific Founder or his designee, and not to vote to remove the Scientific Founder or his designee from the Board, under this Section 5 shall terminate upon the earlier of the date that the Scientific Founder: (i) is no longer a consultant to the Corporation, (ii) is in breach of any material provision of that certain Consulting Agreement dated January 22, 1993 between the Corporation and the Scientific Founder, which breach remains uncured for thirty (30) days after the Scientific Founder receives written notice of such breach from the Corporation or (iii) ceases to be a holder of capital stock of the Corporation (each, an "Event of Termination"). Upon the termination of HCV III's, HCV IV's, IS Partners, L.P.'s and/or the Schroder Group's, as the case may be, rights under this Section 5, the obligation of all Investors to vote in favor of the designee of HCV III, HCV IV, IS Partners, L.P. and/or the Schroder Group, as the case may be, shall also terminate.

      SECTION 6. Remedies. In case that any one or more of the covenants and/or agreements set forth in this Agreement shall have been breached by any party hereto, the party or parties entitled to the benefit of such covenants or agreements may proceed to protect and enforce its or their rights, either by suit in equity and/or action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement. Notwithstanding the generality of the foregoing, in the event of a material breach by the Corporation of any of its covenants and/or agreements set forth herein, the Series A Investors, the Series B Investors and the Series D Investors shall have the additional remedy, in their sole discretion, provided that such material breach has not been cured by the later to occur of 15 days after receipt of notice of such material breach by the Corporation or 30 days after the occurrence of such material breach, of electing to immediately exercise their right of redemption set forth in Article III, Section A.5 of the Certificate, as provided therein, irrespective of whether such right of redemption otherwise is mature. The rights, powers and remedies of the parties under this Agreement are cumulative and not exclusive of any other right, power or remedy which such parties may have under any other agreement or law. No single or partial assertion or exercise of any right, power or remedy of a party hereunder shall preclude any other or further assertion or exercise thereof.

      SECTION 7. Additional Investor Parties. Any Series G Additional Investor that executes an Instrument of Adherence in the form of Exhibit B annexed hereto (which Instrument of Adherence shall thereupon become a part of this Agreement), shall become a Series G Additional Investor party to this Agreement, shall become entitled to all of the benefits that inure or apply to Investors under this Agreement, shall become bound by all of the terms, provisions, restrictions and limitations that apply to Investors under this Agreement and shall be treated as an Investor for all purposes of this Agreement.

      SECTION 8. Successors and Assigns. Except as otherwise expressly provided herein, this Agreement shall bind and inure to the benefit of the Corporation, the Founders (solely with respect to Section 2.3 and Sections 3.5 through 3.10 herein) and each of the Investors and the respective successors and assigns of the Corporation, each of the Founders and each of the Investors. Subject to the requirements of Sections 3 and 5 hereof, this Agreement and the rights and duties of the Investors set forth herein may be freely assigned, in whole or in part, by each Investor. Any transferee (other than an Investor) to whom rights under this Agreement are transferred shall, as a condition to such transfer, deliver to the Corporation a written instrument by which such transferee identifies itself, gives the Corporation notice of the transfer of such rights, identifies the securities of the Corporation owned or acquired by it and agrees to be bound by the obligations imposed hereunder to the same extent as if such transferee were an Investor hereunder. A transferee of an Investor to whom rights are transferred pursuant to this Section 8 will be thereafter deemed to be an Investor for the purpose of the execution of such transferred rights and may not again transfer such rights to any other person or entity, other than as provided in this Section 8. Neither this Agreement nor any of the rights or duties of any of the Founders or the Corporation set forth herein shall be assigned by such Founder or the Corporation, in whole or in part, without having first received the written consent of the Investors holding 66 2/3 percent in voting power of the outstanding Restricted Securities, with each such holder entitled, in the case of those Restricted Securities which are shares of Preferred Stock, to the number of votes for each such share of Preferred Stock as equals the number of shares of Common Stock (including fractional shares) into which each such share of Preferred Stock is then convertible, rounded up to the nearest one-tenth of a share; provided, however, that the rights and duties of a Founder hereunder may be assigned by such Founder to a Related Transferee (as defined in the Founders Stock Restriction Agreement) in connection with the transfer of shares of stock of the Corporation from such Founder to the Related Transferee without the consent of the holders of Restricted Securities described in this sentence.

      SECTION 9. Duration of Agreement. The rights and obligations of the Corporation, the Founders and each Investor set forth herein shall survive indefinitely, unless and until, by their respective terms, they are no longer applicable.

      SECTION 10. Entire Agreement. This Agreement, together with the other writings referred to herein or delivered pursuant hereto which form a part hereof, contains the entire agreement among the parties with respect to the subject matter hereof and amends, restates and supersedes all prior and contemporaneous arrangements or understandings with respect thereto, including, without limitation, the Stockholders' Agreement.

      SECTION 11. Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular mail, addressed or telecopied, as the case may be, to such party at the address or telecopier number, as the case may be, set forth below or such other address or telecopier number, as the case may be, as may hereafter be designated in writing by the addressee to the addressor listing all parties:

(i)  If to the Corporation, to:

                                 LeukoSite, Inc.
                                 215 First Street
                                 Cambridge, MA 02139
                                 Attention: Dr. Christopher Mirabelli,
                                 Chief Executive Officer
                                 Telecopier:(617) 621-9349

                                 with a copy to:

                                 Bingham, Dana & Gould LLP
                                 150 Federal Street
                                 Boston, MA 02110-1726
                                 Attention: Justin P. Morreale, Esquire
                                 Telecopier:(617) 951-8736

(ii) If to any Investor that is a member of the HCV Group, as set forth on
Schedule 1.

                                 with a copy to:

                                 Pepper, Hamilton & Scheetz
                                 235 Westlakes Drive, Suite 400
                                 Berwyn, PA  19312-2401
                                 Attention: Jeffrey P. Libson, Esquire
                                 Telecopier:(215)  640-7835

(iii) If to any other Investors, as set forth on Schedule 1 or in any Instrument of Adherence executed and delivered pursuant to Section 7 hereof.


(iii) If to any of the Founders, to:

                                 Dr. Timothy Springer
                                 Center for Blood Research
                                 Harvard Medical School
                                 200 Longwood Avenue Room 251
                                 Boston, MA 02115

All such notices, requests, consents and communications shall be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of mailing, on the third business day following the date of such mailing, (c) in the case of overnight mail, on the first business day following the date of such mailing, and (d) in the case of facsimile transmission, when confirmed by facsimile machine report.

      SECTION 12. Changes. Except as otherwise set forth herein, the terms and provisions of this Agreement may not be modified or amended, or any of the provisions hereof waived, temporarily or permanently, except pursuant to the written consent of the Corporation and of a majority in voting power of the outstanding Restricted Securities held by the Investors, with each such holder entitled, in the case of those Restricted Securities which are shares of Preferred Stock, to the number of votes for each share of Preferred Stock as equals the number of shares of Common Stock (including fractional shares) into which each such share of Preferred Stock is then convertible, rounded up to the nearest one-tenth of a share; provided, however, that, (i) the first sentence of
Section 2.4(a) hereof may be modified only upon the written consent of 66 2/3% in voting power of the outstanding Restricted Securities held by the Series A Investors, with each such holder entitled, in the case of those Restricted Securities which are shares of Series A Preferred Stock, to the number of votes for each share of Series A Preferred Stock as equals the number of shares of Common Stock (including fractional shares) into which each such share of Series A Preferred Stock is then convertible, rounded up to the nearest one-tenth of a share, and (ii) the second sentence of Section 2.4(a) hereof may be modified only upon the written consent of all of the Series A Investors; and provided further, that no modification or amendment to this Agreement that adversely affects the rights and duties of the Founders hereunder may be made except pursuant to the written consent of each of the Founders.

      SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

      SECTION 14. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

      SECTION 15. Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

      SECTION 16. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      SECTION 17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding choice of law rules thereof.

      IN WITNESS WHEREOF the parties hereto have executed this Agreement on the date first above written.


                               LEUKOSITE, INC.


                               By:_______________________________________
                                  Christopher K. Mirabelli, President

                               Founders:


                               __________________________________________
                               Timothy Springer


                               __________________________________________
                               Jeane Ungerleider Springer

                               THE SPRINGER FAMILY TRUST


                               By:_______________________________________
                                  George Fishman, Trustee


                               Holders of Series A Convertible Preferred Stock:

                               HEALTHCARE VENTURES III, L.P.

                               By:  HealthCare Partners III, L.P.
                                      as General Partner


                                     By:______________________________________
                                        Title:  General Partner

                               HEALTHCARE VENTURES IV, L.P.

                               By:  HealthCare Partners IV, L.P.
                                     as General Partner


                                     By:______________________________________
                                      Title:  General Partner

                              IS PARTNERS, L.P.

                              By:  Eighth Floor Corporation,
                                    as General Partner


                                       By:_____________________________________
                                      Its:

                              HUDSON TRUST


                              By:______________________________________________


                              Holders of Series B Convertible Preferred Stock:

                              SCHRODER VENTURES INTERNATIONAL
                                    LIFE SCIENCES FUND L.P. 1

                              By:  Schroder Venture Managers Inc.,
                                    General Partner

                                       By:_____________________________________
                                      Peter Everson, Vice President


                              SCHRODER VENTURES INTERNATIONAL
                                    LIFE SCIENCES FUND L.P. 2

                              By:  Schroder Venture Managers Inc.,
                                    General Partner


                                       By:_____________________________________
                                      Peter Everson, Vice President

                              SCHRODER VENTURES INTERNATIONAL
                                    LIFE SCIENCES TRUST

                              By: Codan Trust Company Limited, as Trustee


                                       By:_____________________________________
                                          Title:

                             SCHRODERS INCORPORATED


                              By:______________________________________________
                                 Jeffrey J. Collinson, Attorney-In-Fact


                              SCHRODER VENTURE MANAGERS LIMITED,
                                    as Investment Manager for the Schroder
                                    Ventures International Life Sciences Fund
                                    Co-Investment Scheme



                              By:______________________________________________
                                  Peter Everson
                                      Its:

                                IS PARTNERS, L.P.

                              By:  Eighth Floor Corporation,
                                    as General Partner


                                       By:_____________________________________
                                          Its:


                              EVEREST TRUST

                              By:______________________________________________

                              Holders of Series D Convertible Preferred Stock

                              HEALTHCARE VENTURES III, L.P.

                              By:  HealthCare Partners III, L.P.
                                    as General Partner


                                       By:_____________________________________
                                        Title:  General Partner

                              HEALTHCARE VENTURES IV, L.P.

                              By:  HealthCare Partners IV, L.P.
                                    as General Partner


                                       By:_____________________________________
                                        Title:  General Partner


                              IS PARTNERS, L.P.

                              By:  Eighth Floor Corporation,
                                    as General Partner


                                       By:_____________________________________
                                          Its:

                              HUDSON TRUST


                              By:______________________________________________



                              EVEREST TRUST


                              By:______________________________________________

                              SCHRODER VENTURES INTERNATIONAL
                                    LIFE SCIENCES FUND L.P. 1

                              By:  Schroder Venture Managers Inc.,
                                    General Partner

                                       By:_____________________________________
                                          Peter Everson, Vice President


                              SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND L.P. 2

                              By:  Schroder Venture Managers Inc.,
                                    General Partner


                                       By:_____________________________________
                                          Peter Everson, Vice President


                              SCHRODER VENTURES INTERNATIONAL
                                    LIFE SCIENCES TRUST

                              By: Codan Trust Company Limited, as Trustee


                                       By:_____________________________________
                                          Title:

                             SCHRODERS INCORPORATED


                              By:______________________________________________
                                 Jeffrey J. Collinson, Attorney-In-Fact

                              SCHRODER VENTURE MANAGERS LIMITED,
                                    as Investment Manager for the Schroder
                                    Ventures International Life Sciences Fund
                                    Co-Investment Scheme



                              By:______________________________________________
                                 Peter Everson
                                 Its:

                              ESTATE OF FRANCIS H. SPIEGEL, JR.



                              _________________________________________________
                              Name:  Nancy J. Spiegel.
                              Title: Executrix

                              Holders of Series F Convertible Preferred Stock

                              HEALTHCARE VENTURES III, L.P.

                              By:  HealthCare Partners III, L.P.
                                    as General Partner


                                       By:_____________________________________
                                          Title:  General Partner

                              HEALTHCARE VENTURES IV, L.P.

                              By:  HealthCare Partners IV, L.P.
                                    as General Partner


                                       By:_____________________________________
                                          Title:  General Partner

                              IS PARTNERS, L.P.

                              By:  Eighth Floor Corporation,
                                    as General Partner


                                       By:_____________________________________
                                          Its:

                              HUDSON TRUST


                              By:______________________________________________



                              EVEREST TRUST


                              By:______________________________________________


                              SCHRODER VENTURES INTERNATIONAL
                                    LIFE SCIENCES FUND L.P. 1

                              By:  Schroder Venture Managers Inc.,
                                    General Partner

                                       By:_____________________________________
                                          Peter Everson, Vice President


                              SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND L.P. 2

                              By:  Schroder Venture Managers Inc.,
                                    General Partner


                                       By:_____________________________________
                                          Peter Everson, Vice President

                              SCHRODER VENTURES INTERNATIONAL
                                    LIFE SCIENCES TRUST

                              By: Codan Trust Company Limited, as Trustee


                                       By:_____________________________________
                                          Title:

                             SCHRODERS INCORPORATED


                              By:______________________________________________
                                 Jeffrey J. Collinson, Attorney-In-Fact


                              SCHRODER VENTURE MANAGERS LIMITED,
                                    as Investment Manager for the Schroder
                                    Ventures International Life Sciences Fund
                                    Co-Investment Scheme



                              By:______________________________________________
                                 Peter Everson
                                 Its:


                              ESTATE OF FRANCIS H. SPIEGEL, JR.



                              _________________________________________________
                              Name:  Nancy J. Spiegel.
                              Title: Executrix



                              _________________________________________________
                              Christopher T. Walsh

                               LOMBARD ODIER & CIE



                              By:______________________________________________



                              Holders of Series G Convertible Preferred Stock


                              ROCHE FINANCE LTD


                              By:______________________________________________
                                 Name:
                                 Title:

                                   SCHEDULE 1

                                    INVESTORS

Holders of Series A Convertible Preferred Stock

HealthCare Ventures III, L.P.
c/o HealthCare Investment Corporation
379 Thornall Street
Edison, NJ  08837

HealthCare Ventures IV, L.P.
c/o HealthCare Investment Corporation
379 Thornall Street
Edison, NJ  08837

IS Partners, L.P.
c/o Clark Estates
30 Wall Street
New York, NY  10005

Hudson Trust
c/o Pyrenees Management Co., Inc.
666 Plainsboro Road, Suite 445
Plainsboro, NJ 08536

Holders of Series B Convertible Preferred Stock

Schroder Ventures International Life
 Sciences Fund L.P. I
c/o Schroder Ventures
20 Southampton Street
London, WC2E 7QG England

Schroder Ventures International Life
 Sciences Fund L.P. II
c/o Schroder Ventures
20 Southampton Street
London, WC2E 7QG England

Schroder Ventures International
 Life Sciences Trust
c/o Schroder Ventures
20 Southampton Street
London, WC2E 7QG England

Schroders Incorporated
1055 Washington Boulevard, 5th Floor
Stamford, CT  06901

Schroder Venture Managers Limited,
  as Investment Manager for the Schroder
  Ventures International Life Sciences Fund
  Co-Investment Scheme
22 Church Street
Hamilton HM 11, Bermuda

IS Partners, L.P.
c/o Clark Estates
30 Wall Street
New York, NY  10005

Everest Trust
c/o Rho Management
767 Fifth Avenue, 43rd Floor
New York, NY  10053

Holders of Series D Convertible Preferred Stock

HealthCare Ventures III, L.P.
c/o HealthCare Investment Corporation
379 Thornall Street
Edison, NJ  08837

HealthCare Ventures IV, L.P.
c/o HealthCare Investment Corporation
379 Thornall Street
Edison, NJ  08837

IS Partners, L.P.
c/o Clark Estates
30 Wall Street
New York, NY  10005

Hudson Trust
c/o Pyreness Management Co., Inc.
666 Plainsboro Road, Suite 445
Plainsboro, NJ 08536

Everest Trust
c/o Rho Management
767 Fifth Avenue, 43rd Floor
New York, NY  10053

Schroder Ventures International Life
 Sciences Fund L.P. I
c/o Schroder Ventures
20 Southampton Street
London, WC2E 7QG England

Schroder Ventures International Life
 Sciences Fund L.P. II
c/o Schroder Ventures
20 Southampton Street
London, WC2E 7QG England

Schroder Ventures International
 Life Sciences Trust
c/o Schroder Ventures
20 Southampton Street
London, WC2E 7QG England

Schroders Incorporated
1055 Washington Boulevard, 5th Floor
Stamford, CT  06901

Schroder Venture Managers Limited,
  as Investment Manager for the Schroder
  Ventures International Life Sciences Fund
  Co-Investment Scheme
22 Church Street
Hamilton HM 11, Bermuda

Estate of Francis H. Spiegel, Jr.
c/o William C. Walsh, Esq.
Seven Becher Farm Road
Roseland, NJ  07068-1757

Holders of Series F Convertible Preferred Stock

HealthCare Ventures III, L.P.
c/o HealthCare Investment Corporation
379 Thornall Street
Edison, NJ  08837

HealthCare Ventures IV, L.P.
c/o HealthCare Investment Corporation
379 Thornall Street
Edison, NJ  08837

IS Partners, L.P.
c/o Clark Estates
30 Wall Street
New York, NY  10005

Hudson Trust
c/o Pyreness Management Co., Inc.
666 Plainsboro Road, Suite 445
Plainsboro, NJ 08536

Everest Trust
c/o Rho Management
767 Fifth Avenue, 43rd Floor
New York, NY  10053

Schroder Ventures International Life
 Sciences Fund L.P. I
c/o Schroder Ventures
20 Southampton Street
London, WC2E 7QG England

Schroder Ventures International Life
 Sciences Fund L.P. II
c/o Schroder Ventures
20 Southampton Street
London, WC2E 7QG England

Schroder Ventures International
 Life Sciences Trust
c/o Schroder Ventures
20 Southampton Street
London, WC2E 7QG England

Schroders Incorporated
1055 Washington Boulevard, 5th Floor
Stamford, CT  06901

Schroder Venture Managers Limited,
  as Investment Manager for the Schroder
  Ventures International Life Sciences Fund
  Co-Investment Scheme
22 Church Street
Hamilton HM 11, Bermuda

Estate of Francis H. Spiegel, Jr.
c/o William C. Walsh, Esq.
Seven Becher Farm Road
Roseland, NJ  07068-1757

Dr. Christopher T. Walsh
Harvard Medical School
240 Longwood Avenue
Boston, MA  02115

Lombard Odier & Cie
Toedistrasse 36
CH8027
Zurich, Switzerland


Holders of Series G Convertible Preferred Stock

Roche Finance Ltd
c/o F. Hoffman-LaRoche, Ltd.
124 Grensacherstrasse
CH-4002 Basel
Switzerland

                                                                       Exhibit B

                             Instrument of Adherence


      Reference is made to that certain Second Amended and Restated Stockholders' Agreement, dated December 20, 1996, a copy of which is attached hereto (as amended and in effect from time to time, the "Stockholders' Agreement"), among LeukoSite, Inc., a Delaware corporation (the "Corporation"), the Investors (as defined therein) and the Founders (as defined therein). Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Stockholders' Agreement.

      The undersigned,     , in connection with its purchase of      shares (the
"Acquired Shares") of Series G Preferred Stock pursuant to Section 3.2 of the Series G Securities Purchase Agreement, hereby agrees that, from and after the date hereof, (i) the undersigned has become a Series G Additional Investor party to the Stockholders' Agreement and is entitled to all of the benefits under, and is subject to all of the obligations, restrictions, limitations, provisions and conditions set forth in, the Stockholders' Agreement that are applicable to Investors, and (ii) all of the Acquired Shares are entitled to all of the benefits, and are subject to all of the obligations, restrictions, limitations, provisions and conditions, under the Stockholders' Agreement that are applicable to the securities of the Corporation held by the Investors. This Instrument of Adherence shall take effect and shall become a part of the Stockholders' Agreement immediately upon execution.

      Executed as of the date set forth below under the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other state.


                               Signature:_______________________________

                                 Address:_______________________________
                                         _______________________________
                                         _______________________________

                                    Date:_______________________________

Accepted:

LEUKOSITE, INC.


By:_____________________________________
    Christopher K. Mirabelli, President

Date:_____________________